UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2025

Battery Future Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green

#18195

Dover, DE 19901

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: 929-465-9707

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFQUF	None
Class A ordinary shares, par value $0.0001 per share	BFACF	None
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFQWF	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 21, 2025, Battery Future Acquisition Corp (the “Company”) held an extraordinary general meeting (the “Meeting”) to approve, among other matters, its proposed business combination (the “Business Combination”) with Class Over Inc. (“Class Over”) pursuant to that certain Agreement and Plan of Merger (the “Business Combination Agreement”), by and among the Company, Class Over, Classover Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Pubco”), BFAC Merger Sub 1 Corp., a Delaware corporation and wholly-owned subsidiary of Pubco, and BFAC Merger Sub 2 Corp., a Delaware corporation and wholly-owned subsidiary of Pubco.

An aggregate of 10,455,740 Class A ordinary shares and Class B ordinary shares of the Company, which represented a quorum of the outstanding ordinary shares entitled to vote as of the record date of January 13, 2025, were represented in person (virtually) or by proxy at the Meeting.

The Company’s shareholders voted on the following proposals at the Meeting, all of which were described in the Company’s Registration Statement on Form S-4 (“S-4”) which was filed with the Securities and Exchange Commission (“SEC”) and included a prospectus of the Company as well as the Company’s proxy statement (the “Proxy Statement/Prospectus”). All of the proposals were approved.

(1)

Proposal No. 1 — The Business Combination Proposal — a proposal to adopt and approve the Business Combination Agreement and the transactions contemplated thereby in all respects. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

(2)

Proposal No. 2 — The Pubco Organizational Document Advisory Proposals — to consider and vote upon, on a non-binding advisory basis, the following proposals to approve the material differences between the Company’s charter and the certificate of incorporation and bylaws of Pubco to be in effect upon consummation of the Business Combination

(a) a proposal to approve the authorized capital stock of Pubco of 50,000,000 shares of Pubco Class A Common Stock, par value $0.0001 per share, 450,000,000 shares of Pubco Class B Common Stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

(b) to approve a provision that any or all of the directors of Pubco may be removed from office at any time, but only for cause and only by the affirmative vote of holders of 66 2/3% of the voting power of all then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors, voting together as a single class. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

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(c) to approve a provision that Pubco will not be governed by Section 203 of the Delaware General Corporation Law, and instead, include a provision that is substantially similar to Section 203, but excludes certain parties from the definition of “interested stockholder”. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

(d) to approve a provision that any action required or permitted to be taken by the stockholders of Pubco must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, provided that for so long as Hui Luo owns a majority of the total voting power of stock entitled to vote generally in election of directors, any action required or permitted to be taken by stockholders may be taken by written consent in lieu of a meeting. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

(e) to approve a provision that special meetings of Pubco stockholders may be called only by or at the direction of Pubco’s board of directors, the chairperson of the Pubco Board or the Chief Executive Officer of Pubco and may not be called by any stockholder, provided that for so long as Hui Luo owns a majority of the total voting power of stock entitled to vote generally in election of directors, special meetings may be called by or at the request of stockholders collectively holding a majority of the total voting power of stock entitled to vote generally in the election of directors. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

(f) to approve a provision that amendment of the amended and restated certificate of incorporation of Pubco generally requires the approval of the Pubco Board and a majority of the combined voting power of the then-outstanding shares of voting stock, voting together as a single class, with the exception of certain provisions that would require the affirmative vote of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the company entitled to vote thereon, voting as a single class. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

(g) to approve a provision expressly authorizing the Pubco Board to make, alter, amend or repeal the bylaws of Pubco by an affirmative vote of a majority of the Pubco Board. The Pubco Bylaws may also be adopted, amended, altered or repealed by the Pubco Stockholders representing at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

(h) to approve the removal of all of the provisions applicable only to blank check companies. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
10,027,620	428,120	0	0

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Because quorum was obtained and all proposals were approved, the Company did not hold a vote on the adjournment proposal that was set forth in the Proxy Statement/Prospectus.

The Company intends to consummate the Business Combination as soon as possible, subject to the satisfaction of all other closing conditions for such transaction.

Cautionary Note Regarding Forward Looking Statements

Neither the Company nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive and is not intended to form the basis of any investment decision or any other decision in respect of the Company or the proposed Business Combination.

This Current Report on Form 8-K include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Battery Future Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTERY FUTURE ACQUISITION CORP.

Date: February 21, 2025	By:	/s/ Fanghan Sui
Fanghan Sui
Chief Executive Officer

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